UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2018

Genesis Healthcare, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33459	20-3934755
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

101 East State Street Kennett Square, PA	19348
(Address of Principal Executive Offices)	(Zip Code)

(610) 444-6350

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 2.02Results of Operations and Financial Condition.

On August 7, 2018, Genesis Healthcare, Inc. (“Genesis”) issued the press release furnished herewith as Exhibit 99.1 reporting its operating results for the second quarter ended June 30, 2018 (the “Earnings Release”).

Certain information contained in the Earnings Release refers to non-GAAP financial measures and other definitions specific to Genesis’ businesses.  For an explanation of the adjustments and a description of Genesis’ uses of, and the limitations associated with, non-GAAP financial measures, including Adjusted EBITDA, Adjusted EBITDAR, EBITDA and EBITDAR (each as defined below), see “Reasons for Non-GAAP Financial Disclosure” in the Earnings Release.

Definitions of key performance indicators and non-GAAP measures used in the Earnings Release:

The following is a glossary of terms for some key performance indicators and non-GAAP measures used in reference to Genesis:

“Actual Patient Days” is defined as the number of residents occupying a bed (or units in the case of an assisted/senior living center) for one qualifying day in that period.

“Adjusted EBITDA” is defined as EBITDA adjusted for certain excluded items to provide a  supplemental performance measure.

“Adjusted EBITDAR” is defined as EBITDAR adjusted for certain excluded items to provide a  supplemental valuation measure.

“Available Patient Days” is defined as the number of available beds (or units in the case of an assisted/senior living center) multiplied by the number of days in that period.

“Average Daily Census” or “ADC” is the number of residents occupying a bed (or units in the case of an assisted/senior living center) over a period of time, divided by the number of calendar days in that period.

“EBITDAR” is defined as net income or loss attributed to Genesis Healthcare, Inc. before net income or loss of non-controlling interests, net income or loss from discontinued operations, depreciation and amortization expense, interest expense and lease expense.

“EBITDA” is defined as EBITDAR less lease expense.

“Insurance” refers collectively to commercial insurance and managed care payor sources, including Medicare Advantage beneficiaries, but does not include managed care payors serving Medicaid residents, which are included in the Medicaid category.

“Occupancy Percentage” is measured as the percentage of Actual Patient Days relative to the Available Patient Days.

“Skilled Mix” refers collectively to Medicare and Insurance payor sources.

“Therapist Efficiency” is computed by dividing billable labor minutes related to patient care by total labor minutes for the period.

This information and the information contained in the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K is not incorporated by reference into any filings of the Company made under the Securities Act of 1933, as amended, whether made before or after the date of this

Current Report on Form 8-K, regardless of any general incorporation language in the filing, unless specifically stated so therein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
99.1	Earnings Release dated August 7, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2018	GENESIS HEALTHCARE, INC.
/s/ Michael S. Sherman
Michael S. Sherman
Senior Vice President, General Counsel, Secretary and Assistant Treasurer